MONEY MARKET PORTFOLIOS — WILLIAMS CAPITAL SHARES

PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

MONEY MARKET PORTFOLIOS — WILLIAMS CAPITAL SHARES

SUPPLEMENT DATED JULY 17, 2017 TO PROSPECTUS DATED APRIL 1, 2017

1.	The section entitled “ACCOUNT POLICIES AND OTHER INFORMATION – Timing of Purchase Requests” on page 18 is deleted and replaced with the following:

TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary on any Business Day by 1:00 p.m. Central time with respect to the U.S. Government Select Portfolio, and by 2:00 p.m. Central time with respect to the Prime Obligations Portfolio, will be executed the day they are received by either the Transfer Agent or other authorized intermediary, at that day’s closing share price for the applicable Portfolio(s), provided that one of the following occurs:

•

The Transfer Agent receives the payment in federal or other immediately available funds on the same Business Day by 1:00 p.m. Central time with respect to the U.S. Government Select Portfolio, and by 2:00 p.m. Central time with respect to the Prime Obligations Portfolio;

•

The requests are placed by a financial or authorized intermediary that has entered into a servicing agreement or other agreement with the Trust or its agent and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day in accordance with the terms of the Trust’s or its agent’s agreement with the intermediary;

•	Payment in federal or other immediately available funds is received by the close of the same Business Day in an institutional account maintained with Northern Trust or an affiliate; or
•

The purchase requests are placed through TNTC’s electronic fund trading platform and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m. Eastern time).

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after the deadlines described above on a Business Day will be executed on the next Business Day, at that day’s closing share price for the applicable Portfolio(s), provided that payment is made as noted above.

2.	Effective July 31, 2017, the second paragraph under the section entitled “SECURITIES, TECHNIQUES AND RISKS – Additional Information on Investment Objectives, Principal Investment Strategies and Related Risks – Foreign Investments” beginning on page 28 is deleted and replaced with the following:

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, the Prime Obligations Portfolio may invest in foreign issuer obligations.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 northerntrust.com/institutional	NIF SPT WC 7/17

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS